Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Operating expenses
General and administrative expenses	$ 14,766,607	$ 3,441,820
Research and development expenses	6,617,562	661,183
Operating expenses	21,384,169	4,103,003
Operating loss	(21,384,169)	(4,103,003)
Other non-operating income (expense)
Interest income	210,987	20,331
Change in fair value of SAFE Notes	(39,834,049)	(1,631,446)
Other income	4,277	749
Total non-operating expense	(39,618,785)	(1,610,366)
Net loss	$ (61,002,954)	$ (5,713,369)
Basic weighted average shares outstanding of common stock (in shares)	25,332,277	10,037,251
Diluted weighted average shares outstanding of common stock (in shares)		10,037,251
Basic net loss per share of common stock (in dollars per share)	$ (2.41)	$ (0.57)
Diluted net loss per share of common stock (in dollars per share)		$ (0.57)